                                                                    EXHIBIT 99.1

MORGAN STANLEY
Securitized Products Group        MORGAN STANLEY                    May 13, 2003

                             COMPUTATIONAL MATERIALS

                                  $675,000,000
                                  APPROXIMATELY

                           CDC MORTGAGE CAPITAL TRUST
                                 SERIES 2003-HE2

                       MORTGAGE PASS-THROUGH CERTIFICATES

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

MORGAN STANLEY
Securitized Products Group        MORGAN STANLEY                    May 13, 2003

                           APPROXIMATELY $675,000,000

                   CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE2

                            CDC MORTGAGE CAPITAL INC.
                                     SELLER

                             OCWEN FEDERAL BANK FSB
                                    SERVICER

                             TRANSACTION HIGHLIGHTS

                                                                              MODIFIED
                                         EXPECTED RATINGS     AVG LIFE        DURATION
OFFERED                                   (FITCH/MOODY'S/     TO CALL /       TO CALL /
CLASSES    DESCRIPTION      BALANCE            S&P)           MTY(1)(2)      MTY(1)(2)(3)
=======    ===========    ===========    ================    ===========     ============

A           Floater       557,072,000      AAA /Aaa/ AAA     2.77 / 3.00     2.68 / 2.88

M-1         Floater        41,137,000       AA /Aa2/ AA      5.36 / 5.91     5.05 / 5.50

M-2         Floater        37,710,000         A /A2/A        5.34 / 5.83     4.84 / 5.20

M-3         Floater        11,998,000       A- /A3/ A-       5.33 / 5.73     4.79 / 5.08

B-1         Floater        10,285,000     BBB+/Baa1/ BBB+    5.33 / 5.64     4.63 / 4.84

B-2         Floater         7,884,000      BBB/Baa2/ BBB     5.33 / 5.50     4.56 / 4.67

B-3         Floater         8,914,000     BBB-/Baa3/ BBB-    5.20 / 5.21     4.47 / 4.48


                                                              INITIAL                        FINAL
OFFERED                        PAYMENT WINDOW TO           SUBORDINATION                     LEGAL
CLASSES    DESCRIPTION          CALL / MTY(1)(2)               LEVEL          BENCHMARK     MATURITY
=======    ===========    =============================    =============      =========     =========

A           Floater       06/03 - 06/11 / 06/03 - 11/20        18.75%         1 M LIBOR     6/25/2033

M-1         Floater       08/06 - 06/11 / 08/06 - 01/18        12.75%         1 M LIBOR     6/25/2033

M-2         Floater       07/06 - 06/11 / 07/06 - 10/16         7.25%         1 M LIBOR     6/25/2033

M-3         Floater       06/06 - 06/11 / 06/06 - 12/14         5.50%         1 M LIBOR     6/25/2033

B-1         Floater       06/06 - 06/11 / 06/06 - 01/14         4.00%         1 M LIBOR     6/25/2033

B-2         Floater       06/06 - 06/11 / 06/06 - 12/12         2.85%         1 M LIBOR     6/25/2033

B-3         Floater       06/06 - 06/11 / 06/06 - 11/11         1.55%         1 M LIBOR     6/25/2033

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.

            (2)   Based on the pricing prepayment speed. See details below.

            (3)   Run at par.

ISSUER:                           CDC Mortgage Capital Trust Series 2003-HE2

DEPOSITOR:                        Morgan Stanley ABS Capital I Inc.

SELLER:                           CDC Mortgage Capital Inc.

ORIGINAL LOAN SELLERS:            Encore Credit Corp., BNC Mortgage, Inc., Chapel Mortgage Corporation, Aegis Mortgage
                                  Corporation, SIB Mortgage Corp., The CIT Group/Consumer Finance, Inc., First NLC Financial
                                  Services, LLC, NC Capital Corporation, First Banc Mortgage, Inc. and IMPAC Funding Corporation
                                  (and its affiliate, Novelle Financial Services, Inc.)

SERVICER:                         Ocwen Federal Bank FSB

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

TRUSTEE:                          Deutsche Bank National Trust Company

MANAGERS:                         Morgan Stanley (lead manager); CDC Securities, Banc of America Securities LLC and Wachovia
                                  Securities, Inc. (co-managers)

RATING AGENCIES:                  Fitch Ratings, Moody's Investors Service, Standard & Poor's Ratings Services

OFFERED CERTIFICATES:             Class A, M-1, M-2, M-3, B-1, B-2 and B-3 Certificates

EXPECTED PRICING DATE:            May [  ], 2003

EXPECTED CLOSING DATE:            May [29] , 2003 through DTC, Euroclear and Clearstream, Luxembourg.  The Class A, M-1, M-2, M-3,
                                  B-1, B-2 and B-3 Certificates will be settled without accrued interest.

DISTRIBUTION DATES:               The 25th of each month, or if such day is not a business day, on the next business day, beginning June 25, 2003.

CUT-OFF DATE:                     May 1, 2003, for each Mortgage Loan in the mortgage pool on the Closing Date.  For each Mortgage
                                  Loan subsequently acquired by the Trust with funds from the Pre-Funding Account (as described below), the first day of the month in which such loan was acquired.

DUE PERIOD FOR MORTGAGE LOANS:    For any Distribution Date, the period commencing on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD FOR THE   The interest accrual period for the Offered Certificates with respect to any Distribution Date
OFFERED CERTIFICATES:             will be the period beginning with the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                                  Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:                   The Mortgage Loans will consist of approximately $686 million of fixed and adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans.  The information on the
                                  Mortgage Loans described herein is based on the Cut-Off Date pool of approximately $538 million.  It is expected that up to approximately $148 million of Mortgage Loans may be purchased by the trust for a period of up to 3 months after the closing date (the "Pre-Funding
                                  Period") as described below.

PRE-FUNDING:                      On the Closing Date,  approximately  $148 million from the sale of the Offered  Certificates (the
                                  "Pre-Funded   Amount")  will  be  deposited  with  the  Trustee  into  a  separate  account  (the
                                  "Pre-Funding  Account") and be used by the Trust to purchase additional Mortgage Loans during the
                                  Pre-Funding Period.

PRICING PREPAYMENT SPEED:         -        Fixed Rate Mortgage Loans:  CPR starting at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                                  -        Adjustable Rate Mortgage Loans:  CPR of 25%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

CREDIT ENHANCEMENT:               The Offered Certificates are credit enhanced by:

                                  1)       Net monthly excess cashflow from the Mortgage Loans;

                                  2)       1.55% overcollateralization (funded upfront ) based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the
                                      Closing Date and the Pre-Funded Amount.  After the Step-down Date, so long as a Trigger
                                      Event is not in effect, the required overcollateralization will equal 3.10% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the sum of the aggregate principal balance as of the
                                      Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the
                                      Pre-Funded Amount; and

                                  3)       Subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates;

CREDIT ENHANCEMENT PERCENTAGE:    For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate
                                  Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution
                                  Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:                   The later to occur of:
                                  (x)  The earlier of:

                                       (a) The Distribution Date occurring in June 2006; and

                                       (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and

                                  (y)  the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account scheduled and unscheduled payments of principal on the mortgage loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the Offered Certificates on the applicable
                                       Distribution Date) is greater than or equal to 37.50%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

TRIGGER EVENT:                    A Delinquency Trigger Event is in effect if the quotient (expressed as a percentage) of (x) the three month rolling daily average of 60+ day Delinquent Loans as of the last day of the Due
                                  Period, over (y) the aggregate principal balance of the Mortgage Loans equals or exceeds [37]%
                                  of the prior period's Credit Enhancement Percentage.

                                  A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the
                                  Cut-Off Date through the last day of the related Due Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the
                                  Closing Date and the Pre-Funded Amount exceeds the applicable percentages described below with respect to such Distribution Date:

                                  Distribution Date Occurring In                                      Loss Percentage
                                  ------------------------------                                      ---------------

                                  June 2005 to May 2006                                                  [3.10]%

                                  June 2006 to May 2007                                                  [4.10]%

                                  June 2007 to May 2008                                                  [4.75]%

                                  June 2008 and Thereafter                                               [5.35]%

INITIAL SUBORDINATION             Class A:          18.75%
PERCENTAGE:                       Class M-1:        12.75%
                                  Class M-2:         7.25%
                                  Class M-3:         5.50%
                                  Class B-1:         4.00%
                                  Class B-2:         2.85%
                                  Class B-3:         1.55%

OPTIONAL CLEAN-UP CALL:           If the Class X certificates are 100% owned, directly or indirectly, by CDC Mortgage Capital Inc.
                                  or any of its affiliates, the servicer may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the
                                  Closing Date and the Pre-Funded Amount.

                                  If the Class X certificates are not 100% owned, directly or indirectly, by CDC Mortgage Capital
                                  Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the
                                  Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

STEP-UP COUPONS:                  For the Offered Certificates the coupon will increase after the Optional Clean-up Call Date, should the call not be exercised.  The coupon for the Class A Certificates will increase by 2 times its margin and the coupons for the Class M-1, M-2, M-3, B-1, B-2 and B-3 Certificates will each increase by 1.5 times their respective margins.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

CLASS A PASS-THROUGH RATE:        The Class A Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                  one-month LIBOR plus [   ] bps ([   ] bps after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-1 PASS-THROUGH RATE:      The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of
                                  (i) one-month LIBOR plus [   ] bps ([   ] bps after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-2 PASS-THROUGH RATE:      The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of
                                  (i) one-month LIBOR plus [   ] bps ([   ] bps after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-3 PASS-THROUGH RATE:      The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of
                                  (i) one-month LIBOR plus [   ] bps ([   ] bps after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-1 PASS-THROUGH RATE:      The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of
                                  (i) one-month LIBOR plus [   ] bps ([   ] bps after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-2 PASS-THROUGH RATE:      The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of
                                  (i) one-month LIBOR plus [   ] bps ([   ] bps after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-3 PASS-THROUGH RATE:      The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of
                                  (i) one-month LIBOR plus [   ] bps ([   ] bps after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

NET WAC CAP:                      As to any Distribution Date a per annum rate (on an Actual/360 basis) equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

INTEREST DISTRIBUTIONS ON         On each Distribution Date and after payment of fees and reimbursements to the Servicer, and
OFFERED CERTIFICATES:             Trustee, interest distributions from the Interest Remittance Amount will be allocated as follows:

                                  (i)     to the Class A Certificates, its Accrued Certificate Interest and any portion of
                                          Accrued Certificate Interest from prior Distribution Dates remaining unpaid and 30 days'
                                          interest on such unpaid amount at the applicable pass-through rate ("Unpaid Interest
                                          Shortfall");

                                  (ii)    to the Class M-1 Certificates, its Accrued Certificate Interest;

                                  (iii)   to the Class M-2 Certificates, its Accrued Certificate Interest;

                                  (iv)    to the Class M-3 Certificates, its Accrued Certificate Interest;

                                  (v)     to the Class B-1 Certificates, its Accrued Certificate Interest;

                                  (vi)    to the Class B-2 Certificates, its Accrued Certificate Interest; and

                                  (vii)   to the Class B-3 Certificates, its Accrued Certificate Interest.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

PRINCIPAL DISTRIBUTIONS ON        On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in
OFFERED CERTIFICATES:             effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                  (i)      to the Class A Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                  (ii)     to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                  (iii)    to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                  (iv)     to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                  (v)      to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                  (vi)     to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                                  (vii)    to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                                  On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                  (i)      to the Class A Certificates, the lesser of the Principal Distribution Amount and the
                                       Class A Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                                  (ii)     to the Class M-1 Certificates, the lesser of the remaining Principal Distribution
                                       Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal
                                       Balance thereof has been reduced to zero;

                                  (iii)    to the Class M-2 Certificates, the lesser of the remaining Principal Distribution
                                       Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal
                                       Balance thereof has been reduced to zero;

                                  (iv)     to the Class M-3 Certificates, the lesser of the remaining Principal Distribution
                                       Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal
                                       Balance thereof has been reduced to zero;

                                  (v)      to the Class B-1 Certificates, the lesser of the remaining Principal Distribution
                                       Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal
                                       Balance thereof has been reduced to zero;

                                  (vi)     to the Class B-2 Certificates, the lesser of the remaining Principal Distribution
                                       Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal
                                       Balance thereof has been reduced to zero; and

                                  (vii)    to the Class B-3 Certificates, the lesser of the remaining Principal Distribution
                                       Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal
                                       Balance thereof has been reduced to zero.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

INTEREST RATE CAP:                Beginning on the first Distribution Date, an Interest Rate Cap will be pledged to the Trust for a period of 21 months.  If the 1-month LIBOR rate exceeds 7.10%, the Interest Rate Cap pays the
                                  Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.10%
                                  (on an Actual/360 day count basis) up to a maximum of 100 bps and (ii) the Interest Rate Cap notional balance equal to the balance of the Class A Certificates at the pricing speed
                                  ("Interest Rate Cap Payment").

CLASS A, M-1, M-2, M-3, B-1,      As to any Distribution Date, any remaining available funds and any Interest Rate Cap Payment (in
B-2 AND B-3 BASIS RISK CARRY      the case of the Class A Certificates) received after payments of interest and principal as
FORWARD AMOUNT:                   described, and after payments in respect of Unpaid Interest Shortfalls, and realized loss amounts as described herein, will be available to pay a supplemental interest amount for the
                                  Class A, M-1, M-2, M-3, B-1, B-2 and B-3 Certificates (in that order) which equal the sum of:

                                  (i)      the excess, if any, of interest that would otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the Net WAC Cap) over interest due such
                                       Certificates at a rate equal to the Net WAC Cap;

                                  (ii)     any respective Basis Risk Carry Forward Amount remaining unpaid from prior Distribution
                                       Dates; and

                                  (iii)    interest on the amount in clause (ii) at the respective Pass-Through Rate (without regard to the Net WAC Cap).

PRE-FUNDING ACCOUNT PAYMENT:       Any funds in the Pre-Funding  Account not used to purchase  additional  Mortgage Loans during the
                                   Pre-Funding Period will be paid to the Offered Certificates pro rata.

ALLOCATION OF NET MONTHLY         For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
EXCESS CASHFLOW:
                                  (i)      to the Class M-1 Certificates, their Unpaid Interest Shortfall;

                                  (ii)     to the Class M-1 Certificates, their realized loss amount reimbursement;

                                  (iii)    to the Class M-2 Certificates, their Unpaid Interest Shortfall;

                                  (iv)     to the Class M-2 Certificates, their realized loss amount reimbursement;

                                  (v)      to the Class M-3 Certificates, their Unpaid Interest Shortfall;

                                  (vi)     to the Class M-3 Certificates, their realized loss amount reimbursement

                                  (vii)    to the Class B-1 Certificates, their Unpaid Interest Shortfall;

                                  (viii)   to the Class B-1 Certificates, their realized loss amount reimbursement;

                                  (ix)     to the Class B-2 Certificates, their Unpaid Interest Shortfall;

                                  (x)      to the Class B-2 Certificates, their realized loss amount reimbursement;

                                  (xi)     to the Class B-3 Certificates, their Unpaid Interest Shortfall;

                                  (xii)    to the Class B-3 Certificates, their realized loss amount reimbursement; and

                                  (xiii)   sequentially, to Classes A, M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT:       For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

ACCRUED CERTIFICATE INTEREST:     For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by that class share of net interest shortfalls and any shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state or local law.

PRINCIPAL DISTRIBUTION AMOUNT:    On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the
                                  Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION      On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii)
AMOUNT:                           the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT:      On any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the prior Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such
                                  Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution
                                  Date occurs, (iv) the principal portion of repurchased Mortgage Loans with respect to such
                                  Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:      For any Distribution Date is the amount of funds available for distribution on such Distribution
                                  Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION      For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced on
AMOUNT:                           the Mortgage Loans during the related Due Period (less fees and reimbursements owed to the
                                  Servicer and the Trustee), over (y) the sum of interest distribution on the Certificates on such
                                  Distribution Date and (ii) the amount by which the overcollateralization is deficient for such
                                  Distribution Date.

EXCESS SUBORDINATED AMOUNT:       For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii)
                                  the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION    For any Distribution Date, an amount equal to the excess of (x) the Certificate Principal
AMOUNTS:                          Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,428,136.

CLASS M-1 PRINCIPAL               For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the Certificate
DISTRIBUTION AMOUNT:              Principal Balance of the Class A Certificates (after taking into account the payment of the
                                  Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate
                                  Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over
                                  (y) the lesser of (A) the product of (i) approximately 74.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,428,136.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

CLASS M-2 PRINCIPAL               For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the Certificate
DISTRIBUTION AMOUNT:              Principal Balance of the Class A Certificates (after taking into account the payment of the
                                  Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal
                                  Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                  Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,428,136.

CLASS M-3 PRINCIPAL               For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the Certificate
DISTRIBUTION AMOUNT:              Principal Balance of the Class A Certificates (after taking into account the payment of the
                                  Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal
                                  Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                  Principal Distribution Amount on such Distribution Date), ), (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                                  Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal
                                  Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,428,136.

CLASS B-1 PRINCIPAL               For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the Certificate
DISTRIBUTION AMOUNT:              Principal Balance of the Class A Certificates (after taking into account the payment of the
                                  Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal
                                  Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                  Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                                  Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance
                                  of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution Date), and (v) the Certificate Principal Balance of the
                                  Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately 92.00% and (ii) the aggregate principal balance of the Mortgage
                                  Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,428,136.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

CLASS B-2 PRINCIPAL               For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the Certificate
DISTRIBUTION AMOUNT:              Principal Balance of the Class A Certificates (after taking into account the payment of the
                                  Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal
                                  Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                  Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                                  Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance
                                  of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the
                                  Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                                  Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the
                                  Class B-2 Certificates immediately prior to such Distribution Date and over (y) the lesser of
                                  (A) the product of (i) approximately 94.30% and (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                                  $3,428,136.

CLASS B-3 PRINCIPAL               For any Distribution Date, an amount equal to the excess of (x) the sum of (I) the Certificate
DISTRIBUTION AMOUNT:              Principal Balance of the Class A Certificates (after taking into account the payment of the
                                  Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal
                                  Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                                  Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal
                                  Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                                  Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance
                                  of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the
                                  Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                                  Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the
                                  Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal
                                  Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of
                                  the Class B-3 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 96.90% and (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                                  $3,428,136.

TRUST TAX STATUS:                 REMIC.

ERISA ELIGIBILITY:                Subject the considerations in the Prospectus, the Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:                It is anticipated that none of the Certificates will be SMMEA eligible.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

PROSPECTUS:                       The Offered Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                                  Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                  PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                  CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

TO MATURITY

         PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

        DATES                 PPC 0%              PPC 75%              PPC 100%              PPC 125%              PPC 150%
     -----------           -----------         ------------         -------------         --------------        -------------
       Initial                 100                  100                  100                   100                  100
       May 2004                 99                  79                    73                    66                   59
       May 2005                 98                  60                    49                    38                   29
       May 2006                 96                  44                    31                    19                    9
       May 2007                 95                  34                    25                    18                    9
       May 2008                 93                  27                    19                    12                    8
       May 2009                 92                  22                    14                     9                    5
       May 2010                 90                  18                    10                     6                    3
       May 2011                 88                  14                     8                     4                    2
       May 2012                 86                  11                     6                     3                    1
       May 2013                 83                   9                     4                     2                    1
       May 2014                 81                   7                     3                     1                    0
       May 2015                 78                   6                     2                     1                    0
       May 2016                 75                   5                     2                     0                    0
       May 2017                 72                   4                     1                     0                    0
       May 2018                 66                   3                     1                     0                    0
       May 2019                 62                   2                     0                     0                    0
       May 2020                 59                   2                     0                     0                    0
       May 2021                 55                   1                     0                     0                    0
       May 2022                 50                   1                     0                     0                    0
       May 2023                 46                   1                     0                     0                    0
       May 2024                 41                   0                     0                     0                    0
       May 2025                 37                   0                     0                     0                    0
       May 2026                 33                   0                     0                     0                    0
       May 2027                 29                   0                     0                     0                    0
       May 2028                 25                   0                     0                     0                    0
       May 2029                 21                   0                     0                     0                    0
       May 2030                 16                   0                     0                     0                    0
       May 2031                 11                   0                     0                     0                    0
       May 2032                 5                    0                     0                     0                    0
       May 2033                 0                    0                     0                     0                    0
Average Life to Mat           18.35                4.00                  3.00                  2.31                 1.79
Average Life to Call (1)      18.30                3.71                  2.77                  2.13                 1.63

(1)   Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

        DATES                 PPC 0%              PPC 75%              PPC 100%              PPC 125%              PPC 150%
     -----------           -----------         ------------         -------------         --------------        -------------
       Initial                 100                  100                  100                   100                   100
       May 2004                100                  100                  100                   100                   100
       May 2005                100                  100                  100                   100                   100
       May 2006                100                  100                  100                   100                   100
       May 2007                100                   88                   65                    47                    78
       May 2008                100                   71                   49                    32                    21
       May 2009                100                   57                   36                    22                    13
       May 2010                100                   46                   27                    15                     8
       May 2011                100                   37                   20                    10                     5
       May 2012                100                   29                   15                     7                     2
       May 2013                100                   24                   11                     5                     0
       May 2014                100                   19                    8                     2                     0
       May 2015                100                   15                    6                     0                     0
       May 2016                100                   12                    4                     0                     0
       May 2017                100                    9                    2                     0                     0
       May 2018                100                    7                    0                     0                     0
       May 2019                100                    6                    0                     0                     0
       May 2020                100                    4                    0                     0                     0
       May 2021                100                    2                    0                     0                     0
       May 2022                100                    0                    0                     0                     0
       May 2023                100                    0                    0                     0                     0
       May 2024                100                    0                    0                     0                     0
       May 2025                 96                    0                    0                     0                     0
       May 2026                 86                    0                    0                     0                     0
       May 2027                 76                    0                    0                     0                     0
       May 2028                 66                    0                    0                     0                     0
       May 2029                 54                    0                    0                     0                     0
       May 2030                 41                    0                    0                     0                     0
       May 2031                 27                    0                    0                     0                     0
       May 2032                 13                    0                    0                     0                     0
       May 2033                 0                     0                    0                     0                     0
Average Life to Mat           26.12                7.79                  5.91                  5.01                  4.78
Average Life to Call (1)      26.00                7.09                  5.36                  4.58                  4.41

(1)   Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

        DATES                 PPC 0%              PPC 75%              PPC 100%             PPC 125%              PPC 150%
     -----------           -----------         ------------         -------------         --------------        -------------
       Initial                 100                  100                  100                  100                   100
       May 2004                100                  100                  100                  100                   100
       May 2005                100                  100                  100                  100                   100
       May 2006                100                  100                  100                  100                   100
       May 2007                100                   88                   65                   47                    33
       May 2008                100                   71                   49                   32                    21
       May 2009                100                   57                   36                   22                    13
       May 2010                100                   46                   27                   15                     8
       May 2011                100                   37                   20                   10                     3
       May 2012                100                   29                   15                    7                     0
       May 2013                100                   24                   11                    2                     0
       May 2014                100                   19                    8                    0                     0
       May 2015                100                   15                    5                    0                     0
       May 2016                100                   12                    1                    0                     0
       May 2017                100                    9                    0                    0                     0
       May 2018                100                    7                    0                    0                     0
       May 2019                100                    4                    0                    0                     0
       May 2020                100                    1                    0                    0                     0
       May 2021                100                    0                    0                    0                     0
       May 2022                100                    0                    0                    0                     0
       May 2023                100                    0                    0                    0                     0
       May 2024                100                    0                    0                    0                     0
       May 2025                 96                    0                    0                    0                     0
       May 2026                 86                    0                    0                    0                     0
       May 2027                 76                    0                    0                    0                     0
       May 2028                 66                    0                    0                    0                     0
       May 2029                 54                    0                    0                    0                     0
       May 2030                 41                    0                    0                    0                     0
       May 2031                 27                    0                    0                    0                     0
       May 2032                 13                    0                    0                    0                     0
       May 2033                  0                    0                    0                    0                     0
Average Life to Mat           26.11                 7.71                 5.83                 4.83                  4.35
Average Life to Call(1)       26.00                 7.09                 5.34                 4.44                  4.02

(1)   Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

        DATES                 PPC 0%              PPC 75%              PPC 100%              PPC 125%             PPC 150%
     -----------           -----------         ------------         -------------         --------------        -------------
       Initial                 100                 100                   100                   100                  100
       May 2004                100                 100                   100                   100                  100
       May 2005                100                 100                   100                   100                  100
       May 2006                100                 100                   100                   100                  100
       May 2007                100                  88                    65                    47                   33
       May 2008                100                  71                    49                    32                   21
       May 2009                100                  57                    36                    22                   13
       May 2010                100                  46                    27                    15                    5
       May 2011                100                  37                    20                    10                    0
       May 2012                100                  29                    15                     1                    0
       May 2013                100                  24                    11                     0                    0
       May 2014                100                  19                     5                     0                    0
       May 2015                100                  15                     0                     0                    0
       May 2016                100                  12                     0                     0                    0
       May 2017                100                   9                     0                     0                    0
       May 2018                100                   1                     0                     0                    0
       May 2019                100                   0                     0                     0                    0
       May 2020                100                   0                     0                     0                    0
       May 2021                100                   0                     0                     0                    0
       May 2022                100                   0                     0                     0                    0
       May 2023                100                   0                     0                     0                    0
       May 2024                100                   0                     0                     0                    0
       May 2025                 96                   0                     0                     0                    0
       May 2026                 86                   0                     0                     0                    0
       May 2027                 76                   0                     0                     0                    0
       May 2028                 66                   0                     0                     0                    0
       May 2029                 54                   0                     0                     0                    0
       May 2030                 41                   0                     0                     0                    0
       May 2031                 27                   0                     0                     0                    0
       May 2032                 13                   0                     0                     0                    0
       May 2033                  0                   0                     0                     0                    0
Average Life to Mat           26.10                7.60                 5.73                  4.70                  4.15
Average Life to Call(1)       26.00                7.09                 5.33                  4.39                  3.88

(1)   Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

        DATES                 PPC 0%              PPC 75%              PPC 100%              PPC 125%             PPC 150%
     -----------           -----------         ------------         -------------         --------------        -------------
       Initial                 100                 100                   100                   100                  100
       May 2004                100                 100                   100                   100                  100
       May 2005                100                 100                   100                   100                  100
       May 2006                100                 100                   100                   100                  100
       May 2007                100                  88                    65                    47                   33
       May 2008                100                  71                    49                    32                   21
       May 2009                100                  57                    36                    22                   13
       May 2010                100                  46                    27                    15                    0
       May 2011                100                  37                    20                     5                    0
       May 2012                100                  29                    15                     0                    0
       May 2013                100                  24                     7                     0                    0
       May 2014                100                  19                     0                     0                    0
       May 2015                100                  15                     0                     0                    0
       May 2016                100                  10                     0                     0                    0
       May 2017                100                   1                     0                     0                    0
       May 2018                100                   0                     0                     0                    0
       May 2019                100                   0                     0                     0                    0
       May 2020                100                   0                     0                     0                    0
       May 2021                100                   0                     0                     0                    0
       May 2022                100                   0                     0                     0                    0
       May 2023                100                   0                     0                     0                    0
       May 2024                100                   0                     0                     0                    0
       May 2025                 96                   0                     0                     0                    0
       May 2026                 86                   0                     0                     0                    0
       May 2027                 76                   0                     0                     0                    0
       May 2028                 66                   0                     0                     0                    0
       May 2029                 54                   0                     0                     0                    0
       May 2030                 41                   0                     0                     0                    0
       May 2031                 27                   0                     0                     0                    0
       May 2032                 13                   0                     0                     0                    0
       May 2033                  0                   0                     0                     0                    0
Average Life to Mat           26.09                7.50                 5.64                  4.61                  4.04
Average Life to Call(1)       26.00                7.09                 5.33                  4.37                  3.83

(1)   Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

        DATES                 PPC 0%              PPC 75%              PPC 100%              PPC 125%             PPC 150%
     -----------           -----------         ------------         -------------         --------------        -------------
       Initial                 100                 100                   100                   100                  100
       May 2004                100                 100                   100                   100                  100
       May 2005                100                 100                   100                   100                  100
       May 2006                100                 100                   100                   100                  100
       May 2007                100                  88                    65                    47                   33
       May 2008                100                  71                    49                    32                   21
       May 2009                100                  57                    36                    22                    2
       May 2010                100                  46                    27                     9                    0
       May 2011                100                  37                    20                     0                    0
       May 2012                100                  29                     8                     0                    0
       May 2013                100                  24                     0                     0                    0
       May 2014                100                  19                     0                     0                    0
       May 2015                100                   8                     0                     0                    0
       May 2016                100                   0                     0                     0                    0
       May 2017                100                   0                     0                     0                    0
       May 2018                100                   0                     0                     0                    0
       May 2019                100                   0                     0                     0                    0
       May 2020                100                   0                     0                     0                    0
       May 2021                100                   0                     0                     0                    0
       May 2022                100                   0                     0                     0                    0
       May 2023                100                   0                     0                     0                    0
       May 2024                100                   0                     0                     0                    0
       May 2025                 96                   0                     0                     0                    0
       May 2026                 86                   0                     0                     0                    0
       May 2027                 76                   0                     0                     0                    0
       May 2028                 66                   0                     0                     0                    0
       May 2029                 54                   0                     0                     0                    0
       May 2030                 41                   0                     0                     0                    0
       May 2031                 27                   0                     0                     0                    0
       May 2032                  1                   0                     0                     0                    0
       May 2033                  0                   0                     0                     0                    0
Average Life to Mat           26.05                7.32                 5.50                  4.49                  3.91
Average Life to Call(1)       26.00                7.09                 5.33                  4.36                  3.79

(1)   Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES                 PPC 0%                PPC 75%              PPC 100%             PPC 125%              PPC 150%
     -----------           -----------         ------------         -------------         --------------        -------------
      Initial                 100                   100                  100                  100                   100
      May 2004                100                   100                  100                  100                   100
      May 2005                100                   100                  100                  100                   100
      May 2006                100                   100                  100                  100                   100
      May 2007                100                    88                   65                   47                    33
      May 2008                100                    71                   49                   32                     7
      May 2009                100                    57                   36                   10                     0
      May 2010                100                    46                   21                    0                     0
      May 2011                100                    37                    5                    0                     0
      May 2012                100                    26                    0                    0                     0
      May 2013                100                    13                    0                    0                     0
      May 2014                100                     3                    0                    0                     0
      May 2015                100                     0                    0                    0                     0
      May 2016                100                     0                    0                    0                     0
      May 2017                100                     0                    0                    0                     0
      May 2018                100                     0                    0                    0                     0
      May 2019                100                     0                    0                    0                     0
      May 2020                100                     0                    0                    0                     0
      May 2021                100                     0                    0                    0                     0
      May 2022                100                     0                    0                    0                     0
      May 2023                100                     0                    0                    0                     0
      May 2024                100                     0                    0                    0                     0
      May 2025                 96                     0                    0                    0                     0
      May 2026                 86                     0                    0                    0                     0
      May 2027                 76                     0                    0                    0                     0
      May 2028                 66                     0                    0                    0                     0
      May 2029                 54                     0                    0                    0                     0
      May 2030                 41                     0                    0                    0                     0
      May 2031                 22                     0                    0                    0                     0
      May 2032                  0                     0                    0                    0                     0
      May 2033                  0                     0                    0                    0                     0
Average Life to Mat          25.94                  6.94                  5.21                 4.24                 3.71
Average Life to Call(1)      25.93                  6.92                  5.20                 4.24                 3.70

(1)   Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

 PERIOD          A CAP (%)      M-1 CAP (%)     M-2 CAP (%)     M-3 CAP (%)      B-1 CAP (%)     B-2 CAP (%)    B-3 CAP (%)
----------      ------------   -------------   -------------   -------------    -------------   -------------  -------------
                 ACTUAL/360      ACTUAL/360     ACTUAL/360      ACTUAL/360       ACTUAL/360      ACTUAL/360     ACTUAL/360

5/25/2003            --             --              --              --               --              --            --
6/25/2003            (3)             (3)            (3)              (3)              (3)             (3)           (3)
7/25/2003            (3)             (3)            (3)              (3)              (3)             (3)           (3)
8/25/2003            (3)             (3)            (3)              (3)              (3)             (3)           (3)
9/25/2003           8.32            7.17           7.17             7.17             7.17            7.17          7.17
10/25/2003          8.57            7.41           7.41             7.41             7.41            7.41          7.41
11/25/2003          8.33            7.18           7.18             7.18             7.18            7.18          7.18
12/25/2003          8.58            7.42           7.42             7.42             7.42            7.42          7.42
1/25/2004           8.34            7.18           7.18             7.18             7.18            7.18          7.18
2/25/2004           8.34            7.18           7.18             7.18             7.18            7.18          7.18
3/25/2004           8.86            7.68           7.68             7.68             7.68            7.68          7.68
4/25/2004           8.36            7.18           7.18             7.18             7.18            7.18          7.18
5/25/2004           8.61            7.42           7.42             7.42             7.42            7.42          7.42
6/25/2004           8.37            7.18           7.18             7.18             7.18            7.18          7.18
7/25/2004           8.62            7.42           7.42             7.42             7.42            7.42          7.42
8/25/2004           8.38            7.18           7.18             7.18             7.18            7.18          7.18
9/25/2004           8.39            7.18           7.18             7.18             7.18            7.18          7.18
10/25/2004          8.65            7.42           7.42             7.42             7.42            7.42          7.42
11/25/2004          8.41            7.19           7.19             7.19             7.19            7.19          7.19
12/25/2004          8.66            7.43           7.43             7.43             7.43            7.43          7.43
1/25/2005           8.42            7.19           7.19             7.19             7.19            7.19          7.19
2/25/2005           8.43            7.19           7.19             7.19             7.19            7.19          7.19
3/25/2005           8.24            7.96           7.96             7.96             7.96            7.96          7.96
4/25/2005           8.37            8.08           8.08             8.08             8.08            8.08          8.08
5/25/2005           8.75            8.43           8.43             8.43             8.43            8.43          8.43
6/25/2005           8.57            8.25           8.25             8.25             8.25            8.25          8.25
7/25/2005           8.96            8.61           8.61             8.61             8.61            8.61          8.61
8/25/2005           8.68            8.33           8.33             8.33             8.33            8.33          8.33
9/25/2005           8.70            8.34           8.34             8.34             8.34            8.34          8.34
10/25/2005          9.54            9.13           9.13             9.13             9.13            9.13          9.13
11/25/2005          9.30            8.88           8.88             8.88             8.88            8.88          8.88
12/25/2005          9.67            9.22           9.22             9.22             9.22            9.22          9.22
1/25/2006           9.43            8.97           8.97             8.97             8.97            8.97          8.97
2/25/2006           9.45            8.97           8.97             8.97             8.97            8.97          8.97
3/25/2006          10.48            9.94           9.94             9.94             9.94            9.94          9.94
4/25/2006          10.28            9.72           9.72             9.72             9.72            9.72          9.72
5/25/2006          10.72           10.12          10.12            10.12            10.12           10.12         10.12
6/25/2006          21.13            9.87           9.87             9.87             9.87            9.87          9.87
7/25/2006          12.32           10.27          10.27            10.27            10.27           10.27         10.27
8/25/2006          11.88            9.94           9.94             9.94             9.94            9.94          9.94
9/25/2006          11.83            9.94           9.94             9.94             9.94            9.94          9.94
10/25/2006         12.84           10.90          10.90            10.90            10.90           10.90         10.90
11/25/2006         12.49           10.60          10.60            10.60            10.60           10.60         10.60
12/25/2006         12.97           11.01          11.01            11.01            11.01           11.01         11.01

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

3.    Assumes 1.5% coupon on prefunded balance

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. MORGAN STANLEY

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D.)

 PERIOD          A CAP (%)      M-1 CAP (%)     M-2 CAP (%)     M-3 CAP (%)      B-1 CAP (%)     B-2 CAP (%)    B-3 CAP (%)
----------      ------------   -------------   -------------   -------------    -------------   -------------  -------------
                 ACTUAL/360      ACTUAL/360     ACTUAL/360      ACTUAL/360       ACTUAL/360      ACTUAL/360     ACTUAL/360

1/25/2007          12.61           10.72          10.72            10.72            10.72           10.72         10.72
2/25/2007          12.61           10.72          10.72            10.72            10.72           10.72         10.72
3/25/2007          13.96           11.86          11.86            11.86            11.86           11.86         11.86
4/25/2007          13.10           11.18          11.18            11.18            11.18           11.18         11.18
5/25/2007          13.58           11.60          11.60            11.60            11.60           11.60         11.60
6/25/2007          13.19           11.27          11.27            11.27            11.27           11.27         11.27
7/25/2007          13.68           11.69          11.69            11.69            11.69           11.69         11.69
8/25/2007          13.23           11.31          11.31            11.31            11.31           11.31         11.31
9/25/2007          13.23           11.31          11.31            11.31            11.31           11.31         11.31
10/25/2007         13.80           11.81          11.81            11.81            11.81           11.81         11.81
11/25/2007         13.36           11.43          11.43            11.43            11.43           11.43         11.43
12/25/2007         13.82           11.83          11.83            11.83            11.83           11.83         11.83
1/25/2008          13.39           11.45          11.45            11.45            11.45           11.45         11.45
2/25/2008          13.39           11.46          11.46            11.46            11.46           11.46         11.46
3/25/2008          14.32           12.25          12.25            12.25            12.25           12.25         12.25
4/25/2008          13.49           11.56          11.56            11.56            11.56           11.56         11.56
5/25/2008          13.95           11.95          11.95            11.95            11.95           11.95         11.95
6/25/2008          13.51           11.58          11.58            11.58            11.58           11.58         11.58
7/25/2008          13.97           11.97          11.97            11.97            11.97           11.97         11.97
8/25/2008          13.52           11.58          11.58            11.58            11.58           11.58         11.58
9/25/2008          13.52           11.58          11.58            11.58            11.58           11.58         11.58
10/25/2008         13.97           11.97          11.97            11.97            11.97           11.97         11.97
11/25/2008         13.52           11.58          11.58            11.58            11.58           11.58         11.58
12/25/2008         13.97           11.97          11.97            11.97            11.97           11.97         11.97
1/25/2009          13.52           11.58          11.58            11.58            11.58           11.58         11.58
2/25/2009          13.52           11.58          11.58            11.58            11.58           11.58         11.58
3/25/2009          14.97           12.82          12.82            12.82            12.82           12.82         12.82
4/25/2009          13.52           11.58          11.58            11.58            11.58           11.58         11.58
5/25/2009          13.97           11.96          11.96            11.96            11.96           11.96         11.96
6/25/2009          13.52           11.57          11.57            11.57            11.57           11.57         11.57
7/25/2009          13.97           11.96          11.96            11.96            11.96           11.96         11.96
8/25/2009          13.51           11.57          11.57            11.57            11.57           11.57         11.57
9/25/2009          13.51           11.57          11.57            11.57            11.57           11.57         11.57
10/25/2009         13.96           11.95          11.95            11.95            11.95           11.95         11.95
11/25/2009         12.91           11.57          11.57            11.57            11.57           11.57         11.57
12/25/2009         12.55           11.95          11.95            11.95            11.95           11.95         11.95
1/25/2010          12.16           11.56          11.56            11.56            11.56           11.56         11.56
2/25/2010          12.17           11.56          11.56            11.56            11.56           11.56         11.56
3/25/2010          13.49           12.80          12.80            12.80            12.80           12.80         12.80
4/25/2010          12.20           11.56          11.56            11.56            11.56           11.56         11.56
5/25/2010          12.62           11.94          11.94            11.94            11.94           11.94         11.94
6/25/2010          12.23           11.56          11.56            11.56            11.56           11.56         11.56
7/25/2010          12.65           11.94          11.94            11.94            11.94           11.94         11.94
8/25/2010          12.26           11.55          11.55            11.55            11.55           11.55         11.55

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. MORGAN STANLEY

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D.)

 PERIOD          A CAP (%)      M-1 CAP (%)     M-2 CAP (%)     M-3 CAP (%)      B-1 CAP (%)     B-2 CAP (%)    B-3 CAP (%)
----------      ------------   -------------   -------------   -------------    -------------   -------------  -------------
                 ACTUAL/360      ACTUAL/360     ACTUAL/360      ACTUAL/360       ACTUAL/360      ACTUAL/360     ACTUAL/360

9/25/2010          12.27           11.55          11.55            11.55            11.55           11.55         11.55
10/25/2010         12.70           11.94          11.94            11.94            11.94           11.94         11.94
11/25/2010         12.31           11.55          11.55            11.55            11.55           11.55         11.55
12/25/2010         12.73           11.93          11.93            11.93            11.93           11.93         11.93
1/25/2011          12.34           11.55          11.55            11.55            11.55           11.55         11.55
2/25/2011          12.36           11.55          11.55            11.55            11.55           11.55         11.55
3/25/2011          13.70           12.78          12.78            12.78            12.78           12.78         12.78
4/25/2011          12.40           11.54          11.54            11.54            11.54           11.54         11.54
5/25/2011          12.83           11.93          11.93            11.93            11.93           11.93         11.93
6/25/2011          12.44           11.54          11.54            11.54            11.54           11.54         11.54
7/25/2011          12.87           11.92          11.92            11.92            11.92           11.92         11.92
8/25/2011          12.48           11.54          11.54            11.54            11.54           11.54         11.54
9/25/2011          12.50           11.54          11.54            11.54            11.54           11.54         11.54
10/25/2011         12.94           11.92          11.92            11.92            11.92           11.92         11.92
11/25/2011         12.54           11.54          11.54            11.54            11.54           11.54         11.54
12/25/2011         12.99           11.92          11.92            11.92            11.92           11.92         11.92
1/25/2012          12.59           11.53          11.53            11.53            11.53           11.53           --
2/25/2012          12.62           11.53          11.53            11.53            11.53           11.53           --
3/25/2012          13.51           12.33          12.33            12.33            12.33           12.33           --
4/25/2012          12.67           11.53          11.53            11.53            11.53           11.53           --
5/25/2012          13.12           11.91          11.91            11.91            11.91           11.91           --
6/25/2012          12.72           11.53          11.53            11.53            11.53           11.53           --
7/25/2012          13.18           11.91          11.91            11.91            11.91           11.91           --
8/25/2012          12.78           11.53          11.53            11.53            11.53           11.53           --
9/25/2012          12.81           11.52          11.52            11.52            11.52           11.52           --
10/25/2012         13.27           11.91          11.91            11.91            11.91           11.91           --
11/25/2012         12.87           11.52          11.52            11.52            11.52           11.52           --
12/25/2012         13.33           11.91          11.91            11.91            11.91           11.91           --
1/25/2013          12.94           11.52          11.52            11.52            11.52           11.52           --
2/25/2013          12.97           11.52          11.52            11.52            11.52           11.52           --
3/25/2013          14.40           12.75          12.75            12.75            12.75             --            --
4/25/2013          13.04           11.52          11.52            11.52            11.52             --            --
5/25/2013          13.51           11.90          11.90            11.90            11.90             --            --
6/25/2013          13.11           11.52          11.52            11.52            11.52             --            --
7/25/2013          13.59           11.90          11.90            11.90            11.90             --            --
8/25/2013          13.19           11.51          11.51            11.51            11.51             --            --
9/25/2013          13.23           11.51          11.51            11.51            11.51             --            --
10/25/2013         13.72           11.90          11.90            11.90            11.90             --            --
11/25/2013         13.32           11.51          11.51            11.51            11.51             --            --
12/25/2013         13.81           11.89          11.89            11.89            11.89             --            --
1/25/2014          13.41           11.51          11.51            11.51            11.51             --            --
2/25/2014          13.45           11.51          11.51            11.51            11.51             --            --
3/25/2014          14.95           12.74          12.74            12.74            12.74             --            --
4/25/2014          13.55           11.51          11.51            11.51              --              --            --
5/25/2014          14.05           11.89          11.89            11.89              --              --            --
6/25/2014          13.65           11.51          11.51            11.51              --              --            --
7/25/2014          14.16           11.89          11.89            11.89              --              --            --
8/25/2014          13.76           11.50          11.50            11.50              --              --            --
9/25/2014          13.81           11.50          11.50            11.50              --              --            --
10/25/2014         14.33           11.89          11.89            11.89              --              --            --
11/25/2014         13.93           11.50          11.50            11.50              --              --            --
12/25/2014         14.46           11.88          11.88            11.88              --              --            --

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D.)

 PERIOD          A CAP (%)      M-1 CAP (%)     M-2 CAP (%)     M-3 CAP (%)      B-1 CAP (%)     B-2 CAP (%)    B-3 CAP (%)
----------      ------------   -------------   -------------   -------------    -------------   -------------  -------------
                 ACTUAL/360      ACTUAL/360     ACTUAL/360      ACTUAL/360       ACTUAL/360      ACTUAL/360     ACTUAL/360
1/25/2015          14.05           11.50          11.50            11.50              --              --            --
2/25/2015          14.11           11.50          11.50            11.50              --              --            --
3/25/2015          15.70           12.73          12.73              --               --              --            --
4/25/2015          14.24           11.50          11.50              --               --              --            --
5/25/2015          14.79           11.88          11.88              --               --              --            --
6/25/2015          14.38           11.50          11.50              --               --              --            --
7/25/2015          14.94           11.88          11.88              --               --              --            --
8/25/2015          14.53           11.50          11.50              --               --              --            --
9/25/2015          14.60           11.50          11.50              --               --              --            --
10/25/2015         15.17           11.88          11.88              --               --              --            --
11/25/2015         14.76           11.50          11.50              --               --              --            --
12/25/2015         15.34           11.88          11.88              --               --              --            --
1/25/2016          14.93           11.49          11.49              --               --              --            --
2/25/2016          15.01           11.49          11.49              --               --              --            --
3/25/2016          16.15           12.29          12.29              --               --              --            --
4/25/2016          15.19           11.49          11.49              --               --              --            --
5/25/2016          15.80           11.88          11.88              --               --              --            --
6/25/2016          15.38           11.49          11.49              --               --              --            --
7/25/2016          16.00           11.88          11.88              --               --              --            --
8/25/2016          15.58           11.49          11.49              --               --              --            --
9/25/2016          15.69           11.49          11.49              --               --              --            --
10/25/2016         16.32           11.87          11.87              --               --              --            --
11/25/2016         15.90           11.49          11.49              --               --              --            --
12/25/2016         16.55           11.87          11.87              --               --              --            --
1/25/2017          16.13           11.49          11.49              --               --              --            --
2/25/2017          16.25           11.49            --               --               --              --            --
3/25/2017          18.12           12.72            --               --               --              --            --
4/25/2017          16.49           11.49            --               --               --              --            --
5/25/2017          17.18           11.87            --               --               --              --            --
6/25/2017          16.75           11.49            --               --               --              --            --
7/25/2017          17.45           11.87            --               --               --              --            --
8/25/2017          17.03           11.49            --               --               --              --            --
9/25/2017          17.17           11.49            --               --               --              --            --
10/25/2017         17.89           11.87            --               --               --              --            --
11/25/2017         17.47           11.49            --               --               --              --            --
12/25/2017         18.21           11.87            --               --               --              --            --
1/25/2018          17.78           11.49            --               --               --              --            --
2/25/2018          18.34           11.59            --               --               --              --            --
3/25/2018          20.54           12.84            --               --               --              --            --

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D.)

 PERIOD          A CAP (%)      M-1 CAP (%)     M-2 CAP (%)     M-3 CAP (%)      B-1 CAP (%)     B-2 CAP (%)    B-3 CAP (%)
----------      ------------   -------------   -------------   -------------    -------------   -------------  -------------
                 ACTUAL/360      ACTUAL/360     ACTUAL/360      ACTUAL/360       ACTUAL/360      ACTUAL/360     ACTUAL/360

4/25/2018          18.90             --             --               --               --              --            --
5/25/2018          19.92             --             --               --               --              --            --
6/25/2018          19.61             --             --               --               --              --            --
7/25/2018          20.62             --             --               --               --              --            --
8/25/2018          20.33             --             --               --               --              --            --
9/25/2018          20.73             --             --               --               --              --            --
10/25/2018         21.87             --             --               --               --              --            --
11/25/2018         21.62             --             --               --               --              --            --
12/25/2018         22.85             --             --               --               --              --            --
1/25/2019          22.64             --             --               --               --              --            --
2/25/2019          23.21             --             --               --               --              --            --
3/25/2019          26.37             --             --               --               --              --            --
4/25/2019          24.49             --             --               --               --              --            --
5/25/2019          26.06             --             --               --               --              --            --
6/25/2019          26.01             --             --               --               --              --            --
7/25/2019          27.77             --             --               --               --              --            --
8/25/2019          27.83             --             --               --               --              --            --
9/25/2019          28.88             --             --               --               --              --            --
10/25/2019         31.05             --             --               --               --              --            --
11/25/2019         31.36             --             --               --               --              --            --
12/25/2019         33.91             --             --               --               --              --            --
1/25/2020          34.47             --             --               --               --              --            --
2/25/2020          36.35             --             --               --               --              --            --
3/25/2020          41.17             --             --               --               --              --            --
4/25/2020          41.02             --             --               --               --              --            --
5/25/2020          45.42             --             --               --               --              --            --
6/25/2020          47.45             --             --               --               --              --            --
7/25/2020          53.40             --             --               --               --              --            --
8/25/2020          56.89             --             --               --               --              --            --
9/25/2020          63.46             --             --               --               --              --            --
10/25/2020         74.41             --             --               --               --              --            --
11/25/2020         83.60             --             --               --               --              --            --
12/25/2020         103.51            --             --               --               --              --            --
1/25/2021          125.81            --             --               --               --              --            --
2/25/2021          170.77            --             --               --               --              --            --
3/25/2021          298.90            --             --               --               --              --            --
4/25/2021            *               --             --               --               --              --            --

* In this period the Class A Certificates have a balance of $60,340 and are paid $65,808 in interest.

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                        WEIGHTED
                                                        AGGREGATE      AGGREGATE       AVERAGE        WEIGHTED         AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE      GROSS         AVERAGE          ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST      REMAINING       COMBINED LTV
PRODUCT TYPES:                        MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)         (%)
                                      --------------  ------------   -------------     --------     -------------    ------------
Fixed-10 Year                                   1          10,008           0.00          12.490          119           100.00
Fixed-15 Year                                  88       8,701,120           1.62           8.029          178            75.01
Fixed-20 Year                                  26       3,447,283           0.64           7.605          237            78.78
Fixed-25 Year                                   1          51,854           0.01           8.740          297            80.00
Fixed-30 Year                                 692     113,935,296          21.20           7.672          357            78.61
Fixed Balloon-15/30                           168      18,275,203           3.40           9.612          176            85.19
ARM-6 Month LIBOR                               7       2,841,709           0.53           7.233          356            76.84
ARM-2 Year/6 Month LIBOR                    1,709     307,680,070          57.24           7.964          358            80.98
ARM-3 Year/6 Month LIBOR                      485      81,076,710          15.08           7.806          358            80.04
ARM-5 Year/6 Month LIBOR                        7       1,486,267           0.28           7.402          356            78.00
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                        WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE       WEIGHTED         AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS        AVERAGE          ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST      REMAINING       COMBINED LTV
ORIGINATOR:                           MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------    ------------
Encore Credit Corp.                           997     187,200,387          34.83           7.664          354            78.14
BNC Mortgage, Inc.                            592     107,739,617          20.04           7.750          356            81.28
Chapel Mortgage Corp.                         349      64,322,497          11.97           8.443          313            80.79
Aegis Mortgage Corp.                          400      51,876,975           9.65           8.491          352            82.84
SIB Mortgage Corp.                            280      45,774,617           8.52           8.176          344            82.58
The CIT Group/Consumer Finance, Inc.          209      28,223,034           5.25           7.554          357            79.01
First NLC Financial Services, LLC             153      22,829,281           4.25           8.083          341            80.98
NC  Capital Corp.                             101      15,894,979           2.96           7.575          350            80.65
First Banc Mortgage, Inc.                      78       9,815,166           1.83           8.542          345            85.38
Impac/Novelle                                  25       3,828,968           0.71           8.344          344            84.56
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                        WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE       WEIGHTED         AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS        AVERAGE          ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST      REMAINING       COMBINED LTV
RANGE OF GROSS INTEREST RATES (%):    MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------    ------------

5.000-5.999                                    58      12,600,329           2.34           5.818          350            71.80
6.000-6.999                                   608     127,896,610          23.79           6.697          351            77.08
7.000-7.999                                   955     182,849,629          34.02           7.576          351            81.15
8.000-8.999                                   834     133,630,843          24.86           8.528          350            82.82
9.000-9.999                                   425      53,956,277          10.04           9.503          346            80.68
10.000-10.999                                 155      17,632,200           3.28          10.501          329            77.08
11.000-11.999                                  75       4,902,562           0.91          11.552          257            84.90
12.000-12.999                                  48       2,490,873           0.46          12.527          226            93.61
13.000-13.999                                  22       1,383,941           0.26          13.361          244            97.91
14.000-14.999                                   4         162,255           0.03          14.356          248           100.00
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Minimum: 5.370%
Maximum: 14.500%
Weighted Average: 7.928%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                        WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE       WEIGHTED         AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS        AVERAGE          ORIGINAL
RANGE OF CUT-OFF DATE                   NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST      REMAINING       COMBINED LTV
PRINCIPAL BALANCES ($):               MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------    ------------

<=25,000.00                                    34         659,865           0.12          11.822          212            92.17
25,000.01-50,000.00                           173       6,873,303           1.28          10.291          292            81.20
50,000.01-75,000.00                           348      21,806,156           4.06           8.980          329            79.10
75,000.01-100,000.00                          370      32,660,121           6.08           8.434          343            78.09
100,000.01-125,000.00                         372      41,718,921           7.76           8.188          347            79.32
125,000.01-150,000.00                         364      50,177,590           9.34           8.007          348            80.18
150,000.01-175,000.00                         314      50,888,414           9.47           7.979          350            80.06
175,000.01-200,000.00                         301      56,428,375          10.50           7.812          352            80.60
200,000.01-225,000.00                         180      38,371,920           7.14           7.822          351            81.67
225,000.01-250,000.00                         167      39,712,782           7.39           7.637          350            81.13
250,000.01-275,000.00                         130      34,050,026           6.33           7.746          355            80.49
275,000.01-300,000.00                          94      27,100,547           5.04           7.993          350            81.75
300,000.01-325,000.00                          63      19,738,921           3.67           7.697          349            81.62
325,000.01-350,000.00                          64      21,726,409           4.04           7.674          352            84.37
350,000.01-375,000.00                          43      15,661,510           2.91           7.615          349            81.79
375,000.01-400,000.00                          43      16,708,246           3.11           7.558          349            81.25
400,000.01-425,000.00                          18       7,424,010           1.38           7.565          344            80.46
425,000.01-450,000.00                          19       8,407,426           1.56           7.600          348            80.17
450,000.01-475,000.00                          15       6,906,754           1.28           7.217          357            83.15
475,000.01-500,000.00                          31      15,214,107           2.83           7.622          351            74.83
500,000.01-525,000.00                           5       2,567,432           0.48           7.945          356            80.87
525,000.01-550,000.00                           9       4,878,403           0.91           6.965          357            73.50
550,000.01-575,000.00                           2       1,117,661           0.21           7.496          359            77.49
575,000.01-600,000.00                           5       2,944,391           0.55           7.178          357            77.53
600,000.01 >=                                  20      13,762,227           2.56           7.525          326            77.94
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Minimum: $9,903
Maximum: $997,421
Average: $168,815

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS        AVERAGE         ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST      REMAINING      COMBINED LTV
ORIGINAL TERMS (MONTHS):              MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)       (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

120                                             1          10,008          0.00           12.490          119           100.00
180                                           258      27,146,884          5.05            9.099          177            81.83
240                                            26       3,447,283          0.64            7.605          237            78.78
300                                             1          51,854          0.01            8.740          297            80.00
360                                         2,898     506,849,490         94.30            7.867          358            80.27
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519        100.00            7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Minimum: 120
Maximum: 360
Weighted Average: 350

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RANGE OF REMAINING TERMS (MONTHS):    MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

61 - 120                                        1          10,008           0.00          12.490          119           100.00
121 - 180                                     258      27,146,884           5.05           9.099          177            81.83
181 - 240                                      26       3,447,283           0.64           7.605          237            78.78
241 - 300                                       1          51,854           0.01           8.740          297            80.00
301-360                                     2,898     506,849,490          94.30           7.867          358            80.27
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Minimum: 119
Maximum: 360
Weighted Average: 348

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
RANGE OF ORIGINAL                       NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
COMBINED LTV RATIOS (%):              MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

<= 30.00                                       22       1,738,710           0.32           8.053          310            24.84
30.01-40.00                                    32       2,884,540           0.54           8.041          358            35.37
40.01-50.00                                    58       6,972,280           1.30           8.066          356            44.89
50.01-60.00                                   116      20,301,154           3.78           7.590          337            56.19
60.01-70.00                                   348      63,224,766          11.76           7.685          345            66.48
70.01-80.00                                 1,123     194,719,723          36.23           7.796          351            77.97
80.01-90.00                                 1,048     187,549,912          34.89           7.965          352            87.28
90.01-100.00                                  437      60,114,435          11.18           8.587          332            96.94
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Minimum: 14.37%
Maximum: 100.00%
Weighted Average: 80.34%

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RANGE OF GROSS MARGINS (%):           MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------
Fixed Rate Loans                              976     144,420,763          26.87           7.938          321            79.23
<=5.000                                        89      21,824,996           4.06           7.540          357            78.31
5.001-5.500                                    66      14,361,634           2.67           7.258          358            78.02
5.501-6.000                                   463      96,010,689          17.86           7.510          358            83.38
6.001-6.500                                   385      76,857,241          14.30           7.635          358            80.46
6.501-7.000                                   412      71,922,660          13.38           7.842          357            79.88
7.001-7.500                                   323      51,182,525           9.52           8.362          358            78.03
7.501-8.000                                   167      24,936,504           4.64           8.486          358            81.60
8.001-8.500                                   119      16,644,995           3.10           8.801          358            82.50
8.501-9.000                                    72       8,505,889           1.58           9.315          358            82.48
=>9.001                                       112      10,837,622           2.02          10.057          358            80.36
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Non-Fixed Rate Minimum: 2.250%
Non-Fixed Rate Maximum: 11.546%
Non-Fixed Rate Weighted Average: 6.655%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RANGE OF MINIMUM MORTGAGE RATES (%):  MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

Fixed Rate Loans                              976     144,420,763          26.87           7.938          321            79.23
<=5.000                                        20       4,257,157           0.79           7.166          357            76.18
5.001-5.500                                     4         758,283           0.14           5.610          359            77.48
5.501-6.000                                    76      16,655,201           3.10           6.655          357            76.32
6.001-6.500                                   159      32,339,653           6.02           6.598          358            78.51
6.501-7.000                                   306      63,768,341          11.86           7.014          358            80.25
7.001-7.500                                   338      64,165,526          11.94           7.499          358            81.66
7.501-8.000                                   369      69,242,988          12.88           7.908          358            81.78
8.001-8.500                                   278      47,942,644           8.92           8.361          358            83.02
8.501-9.000                                   275      46,161,807           8.59           8.831          358            83.05
9.001-9.500                                   135      18,502,054           3.44           9.326          358            80.99
9.501-10.000                                  132      16,513,695           3.07           9.859          358            77.59
10.001 -10.500                                 56       6,283,744           1.17          10.296          358            74.89
10.501-11.000                                  40       4,590,944           0.85          10.789          358            71.69
11.001-11.500                                  13       1,172,906           0.22          11.284          358            67.81
11.501-12.000                                   6         690,823           0.13          11.817          359            71.91
12.001-12.500                                   1          38,989           0.01          12.175          359            65.00
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Non-Fixed Rate Minimum: 3.500%
Non-Fixed Rate Maximum: 12.175%
Non-Fixed Rate Weighted Average: 7.775%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RANGE OF MAXIMUM LOAN RATES (%):      MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

Fixed Rate Loans                              976     144,420,763          26.87           7.938          321            79.23
<= 13.000                                     167      34,820,638           6.48           6.629          357            76.80
13.001-13.500                                 196      39,070,705           7.27           6.770          358            79.63
13.501-14.000                                 332      66,358,948          12.35           7.216          358            80.13
14.001-14.500                                 347      67,388,016          12.54           7.672          358            82.47
14.501-15.000                                 404      73,829,907          13.74           8.132          358            82.88
15.001-15.500                                 259      42,331,134           7.88           8.578          357            82.99
15.501-16.000                                 240      35,698,319           6.64           9.057          358            81.01
16.001-16.500                                  93      12,392,626           2.31           9.495          357            78.78
16.501-17.000                                  87      10,957,204           2.04          10.007          358            76.29
17.001-17.500                                  41       4,904,871           0.91          10.394          358            73.96
17.501-18.000                                  26       3,550,874           0.66          10.862          358            71.86
18.001-18.500                                   8         756,749           0.14          11.339          358            62.21
18.501-19.000                                   6         723,470           0.13          10.717          359            77.67
19.001-19.500                                   1          38,989           0.01          12.175          359            65.00
19.501-20.000                                   1         262,307           0.05          12.740          357            70.00
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Non-Fixed Rate Minimum: 9.490%
Non-Fixed Rate Maximum: 19.740%
Non-Fixed Rate Weighted Average: 14.544%


                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
INITIAL PERIODIC CAP (%):             MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------
Fixed Rate Loans                              976     144,420,763          26.87           7.938          321            79.23
1.000                                          66      10,835,326           2.02           8.019          358            82.78
1.500                                         688     131,809,848          24.52           7.792          358            79.85
2.000                                         515      96,697,907          17.99           7.761          358            81.64
3.000                                         932     152,255,408          28.33           8.141          357            80.82
5.000                                           7       1,486,267           0.28           7.402          356            78.00
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 5.000%
Non-Fixed Rate Weighted Average: 2.203%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
SUBSEQUENT PERIODIC CAP (%):          MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

Fixed Rate Loans                              976     144,420,763          26.87           7.938          321            79.23
1.000                                       1,479     252,236,528          46.93           7.986          357            81.16
1.500                                         726     140,248,779          26.09           7.810          358            79.93
2.000                                           3         599,449           0.11           8.534          354            94.99
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 2.000%
Non-Fixed Rate Weighted Average: 1.180%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RANGE OF MAXIMUM LOAN RATES (%):      MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

Fixed Rate                                    976     144,420,763          26.87           7.938          321            79.23
June 2003                                       1         346,554           0.06           6.990          355            80.00
July 2003                                       2       1,052,761           0.20           7.391          356            78.20
August 2003                                     1         349,113           0.06           6.875          357            70.00
September 2003                                  2         467,370           0.09           9.482          358            85.72
November 2003                                   1         625,911           0.12           5.625          354            70.00
July 2004                                       2         340,297           0.06           8.313          350            71.48
August 2004                                     2         273,353           0.05           8.355          352            95.43
September 2004                                  3         355,749           0.07           8.438          352            84.06
October 2004                                    9       1,071,913           0.20           8.342          353            85.65
November 2004                                  27       4,214,755           0.78           8.160          354            82.54
December 2004                                  65      14,564,088           2.71           8.256          355            81.53
January 2005                                  253      39,802,867           7.41           7.940          356            78.67
February 2005                                 386      75,591,638          14.06           7.821          357            80.28
March 2005                                    413      78,482,756          14.60           7.949          358            81.81
April 2005                                    451      75,506,080          14.05           8.067          359            81.75
May 2005                                       98      17,476,574           3.25           7.928          360            80.92
September 2005                                  1         225,424           0.04           7.500          352            90.00
November 2005                                   3         443,589           0.08           7.618          354            82.62
December 2005                                   2         454,200           0.08           7.305          355            74.76
January 2006                                   85      13,537,444           2.52           7.477          357            80.15
February 2006                                  66      11,672,318           2.17           7.659          357            79.12
March 2006                                    146      26,866,160           5.00           7.671          358            80.69
April 2006                                    173      26,499,376           4.93           8.205          359            79.44
May 2006                                        9       1,378,200           0.26           7.542          360            84.78
November 2007                                   1          63,613           0.01           6.000          354            80.00
December 2007                                   1         596,095           0.11           7.375          355            80.00
February 2008                                   4         511,993           0.10           7.317          357            80.34
March 2008                                      1         314,565           0.06           7.875          358            70.00
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Non-Fixed Rate Weighted Average: May 2005

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
GEOGRAPHIC DISTRIBUTION OF              NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
MORTGAGED PROPERTIES:                 MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

California                                  1,093     234,738,156          43.67           7.542          353            78.82
Florida                                       317      42,763,376           7.96           8.187          346            81.66
Illinois                                      227      40,947,575           7.62           8.090          347            81.66
New Jersey                                    114      21,775,206           4.05           8.459          338            79.28
Michigan                                      118      15,391,419           2.86           8.137          349            79.24
Massachusetts                                  82      15,300,151           2.85           8.498          341            79.01
Pennsylvania                                  113      13,243,919           2.46           7.944          344            82.01
Maryland                                       71      12,319,726           2.29           8.036          295            80.95
Ohio                                          104      10,218,505           1.90           8.255          345            83.88
Virginia                                       63      10,007,355           1.86           8.274          324            81.86
New York                                       53       9,455,061           1.76           8.382          346            78.25
Minnesota                                      54       9,236,936           1.72           8.253          356            83.07
Hawaii                                         35       8,897,859           1.66           7.528          358            84.93
Nevada                                         50       8,347,772           1.55           8.420          349            84.83
Connecticut                                    49       7,867,847           1.46           8.762          337            82.27
Other                                         641      76,994,656          14.32           8.276          348            81.96
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Number of States/District of Columbia Represented: 49

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
OCCUPANCY TYPE:                       MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

Primary                                     2,881     498,068,854          92.66           7.894          348            80.61
Non-Owner Occupied                            287      37,264,034           6.93           8.394          341            77.20
Second Home                                    16       2,172,631           0.40           7.733          303            71.61
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
PROPERTY TYPE:                        MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

Single Family Residence                     2,365     390,503,368          72.65            7.89          349            80.06
2-4 Family                                    321      60,897,723          11.33           8.179          344            79.59
Condominium                                   211      31,563,304           5.87           7.898          348            81.65
Manufactured Housing                           33       3,621,763           0.67           8.203          350            77.76
Planned Unit Development                      254      50,919,360           9.47           7.917          341            82.71
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
LOAN PURPOSE:                         MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

Refinance - Cashout                         1,992     347,547,916          64.66           7.828          349            78.07
Purchase                                      828     130,289,425          24.24           8.259          343            85.81
Refinance - Rate/Term                         364      59,668,178          11.10           7.789          352            81.60
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
LIEN POSITION:                        MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

1st Lien                                    3,024     528,363,567          98.30           7.862          350            80.06
2nd Lien                                      160       9,141,952           1.70          11.726          205            96.59
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
DOCUMENTATION LEVEL:                  MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

Full Documentation                          1,860     293,996,814           54.7           7.878          351            81.46
Stated Documentation                        1,176     212,977,499          39.62           8.058          345            78.78
Limited Documentation                         113      24,491,952           4.56           7.429          354            81.02
No Ratio                                       35       6,039,254           1.12           7.813          285            78.18
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

                               COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2003
                                    (CONT'D.)

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
PREPAYMENT PENALTY TERM:              MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

No Prepayment Penalty                         467      76,028,552          14.14           8.272          348            80.33
10 Months                                       1         142,104           0.03           7.500          354            84.97
12 Months                                     169      34,055,588           6.34           8.346          331            79.57
18 Months                                       2         377,900           0.07           7.918          354            79.86
24 Months                                   1,345     240,053,297          44.66           7.905          357            81.08
30 Months                                       9       1,793,720           0.33           8.700          358            85.67
36 Months                                   1,072     167,436,480          31.15           7.744          342            79.03
48 Months                                       2         555,009           0.10           7.623          357            82.75
60 Months                                     117      17,062,870           3.17           7.615          305            83.64
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

                                                                     % OF MORTGAGE
                                                                        POOL BY        WEIGHTED                       WEIGHTED
                                                        AGGREGATE      AGGREGATE        AVERAGE        WEIGHTED        AVERAGE
                                                      CUT-OFF DATE    CUT-OFF DATE       GROSS         AVERAGE        ORIGINAL
                                        NUMBER OF       PRINCIPAL      PRINCIPAL       INTEREST       REMAINING     COMBINED LTV
RANGE OF CREDIT SCORES:               MORTGAGE LOANS   BALANCE ($)      BALANCE        RATE (%)     TERM (MONTHS)        (%)
                                      --------------  ------------   -------------     --------     -------------   ------------

500-525                                       205      33,926,352           6.31           8.812          355            75.12
526-550                                       331      54,669,865          10.17           8.469          354            75.00
551-575                                       373      58,661,046          10.91           8.094          353            77.29
576-600                                       445      72,769,886          13.54           8.028          352            80.13
601-625                                       565      94,029,946          17.49           7.812          349            82.21
626-650                                       509      87,675,766          16.31           7.746          343            83.25
651-675                                       337      58,405,064          10.87           7.669          346            82.34
676-700                                       193      33,021,955           6.14           7.800          333            82.44
701-725                                       113      23,346,847           4.34           7.301          336            83.18
726-750                                        58      10,247,167           1.91           7.375          340            79.32
751-775                                        38       7,596,142           1.41           7.045          344            80.27
776-800                                        14       2,860,341           0.53           6.932          354            78.51
Above 800                                       3         295,143           0.05           6.142          323            63.16
                                         --------     -----------      ---------        --------       ------         --------
TOTAL:                                      3,184     537,505,519         100.00           7.928          348            80.34
                                         ========     ===========      =========        ========       ======         ========

Minimum: 500
Maximum: 808
Weighted Average: 614

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY